SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 3, 2003

EPOCH BIOSCIENCES, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22170 (Commission File Number)	91-1311592 (I.R.S. Employer Identification No.)

21720 23rd Drive S.E., Suite 150, Bothell, Washington (Address of principal executive offices)	98021 (Zip Code)

Registrant’s telephone number, including area code         (425) 482-5555

(Former name or former address, if changed, since last report.)

Page 1 of 5 Pages
Exhibit Index is on Page 4

     Item 5. Other Events

     On February 3, 2003, Epoch Biosciences, Inc. issued a press release announcing that The Nasdaq Stock Market, Inc. had approved Epoch’s request to list its common stock on the Nasdaq SmallCap Market. Epoch’s common stock will be transferred to the Nasdaq SmallCap Market at the opening of business on February 4, 2003. Epoch’s common stock will continue to trade under the symbol “EBIO.”

     Item 7. Exhibits

(c)	Exhibits.

Exhibit
Number

99.1	Press Release dated February 3, 2003.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH BIOSCIENCES, INC.

Date: February 3, 2003.	By:	/s/ Bert W. Hogue Bert W. Hogue Vice President and Chief Financial Officer

EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit		Sequentially
Number		Numbered Page

99.1	Press Release dated February 3, 2003.	5